                                                                    EXHIBIT 32.2

                  CERTIFICATION OF THE CHIEF EXECUTIVE OFFICER
                       PURSUANT TO 18 U.S.C. SECTION 1350
                             AS ADOPTED PURSUANT TO
                  SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

      In  connection  with the  Annual  Report  of  Enclaves  Group,  Inc.  (the
"Company") on Form 10-KSB for the year ended December 31, 2005 as filed with the
Securities and Exchange Commission on the date hereof (the "Report"), I, Mark D.
MacFarlane,   Chief  Operating   Officer  and  Acting  Chief  Financial  Officer
(Principal  Accounting Officer) of the Company,  certify,  pursuant to 18 U.S.C.
Section 1350, as adopted  pursuant to Section 906 of the  Sarbanes-Oxley  Act of
2002, that, to my knowledge:

(1)   The Report fully complies with the  requirements of Section 13(a) of 15(d)
      of the Securities Exchange Act of 1934; and

(2)   The information  contained in the Report fairly presents,  in all material respects,  the  financial  condition  and  results  of  operations  of the
      Company.

Date: May 18, 2006

                                            /s/ Mark D. MacFarlane
                                            ------------------------------------
                                            Mark D. MacFarlane
                                            Chief Operating Officer and Acting
                                            Chief Financial Officer (Principal
                                            Accounting Officer)